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                                                                    Exhibit 10.2

                               SUBSIDIARY GUARANTY


         SUBSIDIARY GUARANTY, dated as of May 1, 1998 (as amended, modified or supplemented from time to time, "THIS GUARANTY"), made by each of the undersigned (each, together with its successors and assigns, a "GUARANTOR" and collectively, the "GUARANTORS"), with KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (herein, together with its successors and assigns in such capacity, the "ADMINISTRATIVE AGENT") for itself and the other Lenders (defined below), for the benefit of (i) the Administrative Agent, and (ii) the Lenders from time to time party to the Credit Agreement referred to below:


         PRELIMINARY STATEMENTS:

         (1) Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

         (2) This Guaranty is made pursuant to the Credit Agreement, dated as of the date hereof (herein, as amended or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Hawk Corporation, a Delaware corporation (herein, together with its successors and assigns, the "BORROWER"), the financial institutions named as lenders therein, and KeyBank National Association, as the Administrative Agent for the Lenders under the Credit Agreement, providing, among other things, for loans or advances or other extensions of credit to or for the benefit of the Borrower of up to $85,000,000, with such loans or advances being evidenced by promissory notes (the "NOTES", such term to include all notes and other securities issued in exchange therefor or in replacement thereof).

         (3) It is a condition to the making of Loans under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty.

         (4) Each Guarantor is a direct or indirect Subsidiary of the Borrower and will obtain benefits from the incurrence of Loans by the Borrower under the Credit Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower.

         NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Administrative Agent and the Lenders and hereby covenants and agrees with the Administrative Agent and each Lender as follows:

         1. (a) Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees to the Administrative Agent and the Lenders the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (i) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement, and (ii) all other obligations and liabilities owing by the Borrower to the Administrative Agent or any of the Lenders under the Credit Agreement (including, without limitation, indemnities, Fees and interest thereon) now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any other Credit Document and the due performance and compliance with the terms of the Credit Documents by the Borrower, including any such interest or other amounts which, but for any automatic stay under section 362(a) of the Bankruptcy Code, would become due (all such principal, interest, liabilities and obligations referred to in the foregoing clauses (i) and (ii) being herein collectively called the "GUARANTEED OBLIGATIONS").

         (b) Each Guarantor understands, agrees and confirms that the Administrative Agent, on behalf of itself and the Lenders, may enforce this Guaranty up to the full amount of the Guaranteed Obligations against any Guarantor without proceeding against any other Guarantor, the Borrower or other person, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. All payments by each Guarantor under this Guaranty shall be made in such currency and otherwise in such manner as is provided in the Credit Documents.

         2. (a) Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations to the Administrative Agent and the Lenders, whether or not due or payable by the obligor thereon, upon the occurrence in respect of the Borrower of any Event of Default under section 10.1(h) of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations

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to the Administrative Agent, for the benefit of the Administrative
Agent and the Lenders, on demand, in such currency and otherwise in such manner as is provided in the Credit Documents.

         (b) As a separate, additional and continuing obligation, each Guarantor unconditionally and irrevocably undertakes and agrees, for the benefit of the Administrative Agent and the Lenders, that, should any amounts constituting Guaranteed Obligations not be recoverable from the Borrower for any reason whatsoever (including, without limitation, by reason of any provision of any Credit Document or any other agreement or instrument executed in connection therewith being or becoming void, unenforceable, or otherwise invalid under any applicable law), THEN, notwithstanding any notice or knowledge thereof by the Administrative Agent, any Lender, any of their respective Affiliates, or any other person, at any time, each Guarantor as sole, original and independent obligor, upon demand by the Administrative Agent, will make payment to the Administrative Agent, for the account of the Lenders and the Administrative Agent, of all such obligations not so recoverable by way of full indemnity, in such currency and otherwise in such manner as is provided in the Credit Documents.

         3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower, whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other person, and the liability of each Guarantor hereunder shall not be affected or impaired by (i) the application of any payment by the Borrower or by any other person in accordance with the provisions of the Credit Documents, (ii) any other guaranty, undertaking or maximum liability of a guarantor or of any other person as to the indebtedness of the Borrower, (iii) any payment on or in reduction of any such other guaranty or undertaking, (iv) any dissolution, termination or increase, decrease or change in personnel by the Borrower or (v) any payment made to the Administrative Agent or any Lender on the indebtedness which the Administrative Agent or any Lender repays, returns or otherwise restores to the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

         4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against any Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor of the Borrower or the Borrower be joined in any such action or actions.

         5. Each Guarantor waives, to the extent permitted by applicable law, all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Administrative Agent and the Lenders shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

         6. Any Lender or the Administrative Agent may at any time and from time to time without the consent of or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, and upon or without any additional or different terms or conditions and in whole or in part (but, in each case, in accordance with the applicable provisions of the Credit Agreement, including without limitation, section 12.10 thereof):

                  (i) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;


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                  (iii) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

                  (iv) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower;

                  (v) apply any sums by whomsoever paid or whomsoever realized to any liability or liabilities of the Borrower to the Lenders regardless of what liabilities of the Borrower remain unpaid;

                  (vi) consent to or waive any breach of, or any act, omission or default under, any of the Credit Documents, or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Credit Documents, or any of such other instruments or agreements; and/or

                  (vii) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full reimbursement or indemnity for any payments made pursuant to this Guaranty.

         7 No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor or of any other guaranty thereof shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

         8 This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any Lender to any other or further action in any circumstances without notice or demand. It is not necessary for the Administrative Agent or any Lender to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         9 Any Indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the Indebtedness of the Borrower to the Lenders; and such Indebtedness of the Borrower to any Guarantor, if the Administrative Agent, after an Event of Default has occurred and is continuing so requests, shall be collected, enforced and received by such Guarantor as trustee for the Administrative Agent and the Lenders and be paid over to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, on account of the Indebtedness of the Borrower to the Administrative Agent and the Lenders, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any Indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

         10 (a) Each Guarantor waives any right (except as shall be required by applicable statute or other legal principles and cannot be waived) to require the Administrative Agent or any of the Lenders to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Borrower or any other person; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor any other guarantor of the Borrower or any other person; or
(iii) pursue any other remedy in the Administrative Agent's or the Lenders' power whatsoever. Each Guarantor waives, to the extent permitted by applicable law, any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other person other than payment in respect of the Guaranteed Obligations or that the Guaranteed Obligations are not yet due and payable, including, without limitation, any defense based on or arising out of the


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disability of the Borrower, any other Guarantor, any other guarantor of the
Borrower or any other person, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in respect of the Guaranteed Obligations. The Lenders may, at their election, cause the Administrative Agent to foreclose on any security held by the Administrative Agent or any of the Lenders by one or more judicial or nonjudicial sales (to the extent any such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent or the Lenders may have against the Borrower or any other person, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid.

         (b) Until such time as the Guaranteed Obligations have been paid in full in cash, each Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under section 509 of the Bankruptcy Code, or otherwise) to the claims of the Administrative Agent and the Lenders against the Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the Borrower or any other Guarantor which it may at any time otherwise have as a result of this Guaranty.

         11 If and to the extent that any Guarantor makes any payment to any Lender or to any other person pursuant to or in respect of this Guaranty, any claim which such Guarantor may have against the Borrower by reason thereof shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations to the Administrative Agent and each Lender.

         12 Each Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Commitment and when no Note remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, as the case may be, all actions applicable to such Guarantor that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in section 8 or 9 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

         13 Each Guarantor represents and warrants that:

                  (a) it is a duly organized or formed and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its formation and has the corporate, partnership or limited liability company power and authority, as applicable, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage;

                  (b) it has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is party;

                  (c) it has duly executed and delivered each Credit Document to which it is party and each Credit Document to which it is party constitutes the legal, valid and binding agreement or obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

                  (d) neither the execution, delivery and performance by such Guarantor of the Credit Documents to which it is party nor compliance with the terms and provisions thereof (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to such Guarantor or its properties and assets, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Guarantor pursuant to the terms of any promissory note, bond, debenture, indenture, mortgage, deed of trust, credit or loan agreement, or any other material agreement or other instrument, to which such Guarantor is a party or by which it or any of its property or assets are bound or to which it may be subject, or (iii) will violate any provision of the certificate or articles of incorporation, code of regulations or by-laws, or other charter documents of such Guarantor;


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                  (e) no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required as a condition to (i) the execution, delivery and performance by such Guarantor of any Credit Document to which it is a party, or (ii) the legality, validity, binding effect or enforceability of any Credit Document to which such Guarantor is a party;

                  (f) there are no actions, suits or proceedings pending or, to, the knowledge of such Guarantor, threatened with respect to such Guarantor which question the validity or enforceability of any of the Credit Documents to which such Guarantor is a party, or of any action to be taken by such Guarantor pursuant to any of the Credit Documents to which it is a party; and

                  (g) as of the date such Guarantor has become a party to this Guaranty, (i) such Guarantor has received consideration which is the reasonable equivalent value of the obligations and liabilities that such Guarantor has incurred to the Administrative Agent and the Lenders under this Guaranty and the other Credit Documents to which such Guarantor is a party; (ii) such Guarantor has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is solvent and able to pay its debts as they mature; (iii) such Guarantor owns property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay its debts; and (iv) such Guarantor is not entering into the Credit Documents to which it is a party with the intent to hinder, delay or defraud its creditors.

         14 The Guarantors hereby jointly and severally agree to pay, to the extent not paid pursuant to section 12.1 of the Credit Agreement, all reasonable out-of-pocket costs and expenses of the Administrative Agent and each Lender (including, without limitation, the reasonable fees and disbursements of counsel employed by the Administrative Agent or any of the Lenders) in connection with
(i) any amendment, waiver or consent relating hereto, and (ii) the enforcement of this Guaranty after an Event of Default has occurred and is continuing.

         15 This Guaranty shall be binding upon each Guarantor and its successors and assigns, and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns to the extent permitted under the Credit Agreement.

         16 Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of the Required Lenders (or to the extent required by section 12.12 of the Credit Agreement, with the written consent of each Lender) and each Guarantor affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released).

         17 Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents has been made available to its principal executive officers and such officers are familiar with the contents thereof.

         18 In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Lender is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Lender under this Guaranty, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Lender agrees to promptly notify the Administrative Agent and the relevant Guarantor in writing after any such set off and application, describing the same, PROVIDED, HOWEVER that the failure to give such notice shall not affect the validity of such set off and application.

         19 All notices requests, demands or other communications pursuant hereto shall be made in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, if to any Guarantor, to such Guarantor c/o the Borrower at its address specified in or pursuant to the Credit Agreement; and if to the Administrative Agent or any Lender, as provided in the Credit Agreement; or in any case at such other address as any of the persons listed above may hereafter notify the others in writing. All such notices and


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communication shall be mailed, telegraphed, telexed, facsimile transmitted, or cabled or sent by overnight courier, and shall be effective when received.

         20 If claim is ever made upon the Administrative Agent or any Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

         21 (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF OHIO. Any legal action or proceeding with respect to this Guaranty may be brought in the Court of Common Pleas of Cuyahoga County, Ohio, or of the United States for the Northern District of Ohio, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered mail, return receipt requested, to such Guarantor at its address provided herein, such service to become effective 30 days after such mailing, or such earlier time as may be provided by applicable law. Nothing herein shall affect the right of the Administrative Agent or any of the Lenders to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Guarantor in any other jurisdiction.

         (b) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document brought in the courts referred to in section 21(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

         (c) EACH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         22 In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of section 9.2 of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Lenders (or all Lenders if required by section 12.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied, to the extent applicable, in accordance with the provisions of the Credit Agreement, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more persons that own, directly or indirectly, all of the capital stock or other equity interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this section
22).

         23 Each Guarantor, in addition to the subrogation rights it shall have against the Borrower under applicable law as a result of any payment it makes hereunder, shall also have a right of contribution against all other Guarantors in respect of any such payment PRO RATA among same based on their respective net fair value as enterprises, PROVIDED any such right of contribution shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations (and such Guarantor's obligations in respect thereof). It is the desire and intent of each Guarantor, the Administrative Agent and the Lenders that this Guaranty shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of any Guarantor under this Guaranty would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of such Guarantor's liability hereunder in


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respect of the Guaranteed Obligations shall be deemed to be reduced AB INITIO to that maximum amount which would be permitted without causing such Guarantor's obligations hereunder to be so invalidated.

         24 The Lenders agree that this Guaranty may be enforced only by the action of the Administrative Agent, acting upon the instructions of the Required Lenders, and that no Lender shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Administrative Agent and the Lenders upon the terms of this Guaranty. The Administrative Agent and the Lenders further agree that this Guaranty may not be enforced against any director, officer or employee of any Guarantor, as such.

         25 This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.



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         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


                               FRICTION PRODUCTS CO.
                               S.K. WELLMAN CORP.
                               HELSEL, INC.
                               LOGAN METAL STAMPINGS, INC.
                               HUTCHINSON PRODUCTS CORPORATION
                               SINTERLOY CORPORATION
                               HAWK BRAKE, INC.
                               S. K. WELLMAN HOLDINGS, INC.
                               WELLMAN FRICTION PRODUCTS U. K. CORP.,
                                        AS GUARANTORS


                               BY: /s/ Thomas A. Gilbride
                                   -----------------------------------------
                                   A VICE PRESIDENT OF, AND ON BEHALF
                                   OF, EACH OF THE ABOVE CORPORATIONS








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